Financial income, net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial income:
Interest on deposits	$ 1,603	$ 847	$ 2,710
Foreign currency translation differences	1,736	51	780
Remeasurement of liability instruments	116,863	67,873	0
Other	741	276	112
Financial expenses:
Bank charges	(187)	(166)	(197)
Changes in exchange rates	(891)	(245)	(1,226)
Other	(149)	(153)	0
Financial income, net	$ 119,716	$ 68,483	$ 2,179